Causeway International Value Fund

Institutional Class (CIVIX)

Investor Class (CIVVX)

SUPPLEMENT DATED JUNE 30, 2020

TO THE SUMMARY PROSPECTUS

DATED JANUARY 28, 2020,

AS SUPPLEMENTED APRIL 2, 2020

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION

BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND SHOULD

BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS.

CAPITALIZED TERMS NOT DEFINED HEREIN ARE AS DEFINED IN THE SUMMARY PROSPECTUS.

Effective as of July 1, 2020, the Investment Adviser has agreed to revise its expense limit agreement with the International Value Fund as indicated in the revised table and example below. The International Value Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement for each class of shares will be 0.05% lower than the current Total Annual Fund Operating Expenses due to the reduced limit.

Accordingly, the table in the International Value Fund’s Summary Prospectus under “Fees and Expenses – Annual Fund Operating Expenses” and the information under the “Example” are superseded and replaced in their entirety with the below.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Transaction Fees

(fees paid directly from your investment)

None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class

Management Fees	0.80%	0.80%

Other Expenses	0.10%	0.10%

Shareholder Service Fees	None	0.25%

	Institutional Class	Investor Class

Total Annual Fund Operating Expenses	0.90%	1.15%

Expense Reimbursement (1)	0.05%	0.05%

Total Annual Fund Operating Expenses After Expense Reimbursement (1)	0.85%	1.10%

(1) Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2022 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2022 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$279	$490	$1,100
Investor Class	$112	$357	$625	$1,390

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-057-0100